UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3420

Oppenheimer Integrity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  December 31

Date of reporting period:   6/30/2014

Item 1.  Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Credit Index	Barclays U.S. Aggregate Bond Index	Citigroup Broad Investment Grade Bond Index
6-Month	5.28%	0.28%	5.70%	3.93%	3.90%
1-Year	6.98	1.90	7.44	4.37	4.34
5-Year	8.81	7.76	7.65	4.85	4.72
10-Year	1.03	0.54	5.85	4.93	5.05

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 5.28% during the reporting period. On a relative basis, the Barclays U.S. Aggregate Bond Index, the Barclays Credit Index and the Citigroup Broad Investment Grade Bond Index returned 3.93%, 5.70% and 3.90%, respectively. The Fund’s positive absolute performance was driven by its investments in mortgages and corporate bonds.

MARKET OVERVIEW

The global economy started 2014 with continued slow and steady growth throughout the developed world. However, data in the U.S. softened for the first quarter, partially attributed to cold weather effects across much of the country. This resulted in heightened volatility across multiple asset classes to begin the year, with U.S. high grade bonds and U.S. Treasuries delivering the strongest returns in January.

However, the U.S. released positive economic data later in the reporting period. The unemployment rate fell to 6.3%, the economy finally regained all of the jobs lost during the 2008 recession, and the U.S. stock market achieved record highs. In June, the U.S. Federal Reserve (the “Fed”) also stated it would reduce the amount of monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero. Shortly after the reporting period ended, a positive June jobs report was released, in which the official unemployment rate fell to 6.1%, its lowest level since September 2008.

The Eurozone also grew at a slightly faster pace, but has continued to struggle with very low inflation and weak bank lending. In response, the European Central Bank (the “ECB”) announced numerous measures this reporting period, which also bolstered the markets. Measures included a benchmark interest rate cut, the introduction of a negative deposit rate to encourage banks to lend, among various other measures to flood the system with liquidity. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending.

Against this backdrop, global equities and higher-yielding fixed-income securities generally rallied through the end of the reporting period and outperformed U.S. Treasuries.

FUND REVIEW

The Fund maintained a significant underweight position to government bonds, and instead sourced its exposure primarily through corporate bonds, mortgages and other securitized products. This positioning drove the Fund’s performance during the

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reporting period, as corporate bond performance versus U.S. Treasuries was strong, with the Barclays Credit Index outperforming the Barclays U.S. Aggregate Bond Index. Given the reporting period was mostly favorable for credit markets and the low default rate environment, the Fund was well positioned given its emphasis on bonds with better than average yields. Overall, the corporate bonds in which the Fund invests continued to perform well during the reporting period. A few stand-outs were from the finance and telecommunications sectors, but overall performance was positive across corporate bond sectors. New issuance provided an opportunity to find attractive yield opportunities. Our modest exposure to high yield bonds in the form of BB corporates also contributed positively to Fund returns during the reporting period.

Among mortgages, the Fund had its largest exposure to government agency mortgage-backed securities (“MBS”), with a smaller allocation to non-agency MBS. The Fund also had positions in collateralized MBS and asset-backed securities (“ABS”). Each of these positions produced positive results this reporting period as they offered relatively attractive yields, sparking greater demand as investors resumed their search for more competitive levels of current income.

Detracting from relative performance this reporting period was the Fund’s modest exposure to U.S. Treasuries, which produced positive returns despite underperforming higher-yielding fixed income securities.

STRATEGY & OUTLOOK

Despite the recent tapering by the Fed, central banks around the globe are executing exceedingly loose monetary policy, which provides plenty of liquidity to the markets. Indeed, policies instituted by the ECB during the reporting period indicate that central banks are determined to provide a strong backstop to the financial system. While U.S. growth slowed rather dramatically over the first half of the reporting period, most signs appear to be pointing towards a rebound in growth for the remainder of 2014. In such an environment, we remain constructive on credit spreads.

Krishna Memani Portfolio Manager

Peter A. Strzalkowski, CFA Portfolio Manager

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Top Holdings and Allocations

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES

Commercial Banks	5.1%
Oil, Gas & Consumable Fuels	4.7
Capital Markets	3.3
Insurance	2.7
Media	2.3
Diversified Telecommunication Services	2.1
Automobiles	1.7
Metals & Mining	1.5
Real Estate Investment Trusts (REITs)	1.2
Diversified Financial Services	0.8

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	45.0%
AA	6.1
A	11.2
BBB	26.5
BB	7.7
B	0.4
CCC	1.7
CC	0.2
D	1.0
Unrated	0.2
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of June 30, 2014, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/14

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPIGX)	4/15/88	5.28%	6.98%	8.81%	1.03%
Class B (OIGBX)	5/3/93	4.90%	6.19%	8.01%	0.59%
Class C (OPBCX)	7/11/95	4.89%	6.18%	7.99%	0.29%
Class I (OPBIX)	4/27/12	5.33%	7.38%	5.48%*	N/A
Class N (OPBNX)	3/1/01	5.16%	6.71%	8.54%	0.78%
Class Y (OPBYX)	4/27/98	5.44%	7.22%	9.06%	1.32%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/14

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPIGX)	4/15/88	0.28%	1.90%	7.76%	0.54%
Class B (OIGBX)	5/3/93	-0.10%	1.19%	7.71%	0.59%
Class C (OPBCX)	7/11/95	3.89%	5.18%	7.99%	0.29%
Class I (OPBIX)	4/27/12	5.33%	7.38%	5.48%*	N/A
Class N (OPBNX)	3/1/01	4.16%	5.71%	8.54%	0.78%
Class Y (OPBYX)	4/27/98	5.44%	7.22%	9.06%	1.32%
* Shows performance since inception.

STANDARDIZED YIELDS
For the 30 Days Ended 6/30/14
Class A	2.58%
Class B	1.96
Class C	1.96
Class I	3.08
Class N	2.95
Class Y	2.46

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge (“CDSC”) of 4.75%; for Class B shares, the CDSC of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge (“CDSC”) for the 1-year period. As of July 1, 2014, Class N shares will be renamed Class R shares. Beginning July 1, 2014, new purchases of Class R shares will no longer be

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subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to July 1, 2014). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

Standardized yield is based on net investment income for the 30-day period ended 6/30/14 and the maximum offering price at the end of the period (including the maximum sales charge) for Class A shares and the net asset value for Class B, Class C, Class I, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the Citigroup Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During 6 Months Ended June 30, 2014
Class A	$1,000.00	$1,052.80	$4.54
Class B	1,000.00	1,049.00	8.36
Class C	1,000.00	1,048.90	8.36
Class I	1,000.00	1,053.30	2.65
Class N	1,000.00	1,051.60	5.81
Class Y	1,000.00	1,054.40	3.27

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.38	4.47
Class B	1,000.00	1,016.66	8.23
Class C	1,000.00	1,016.66	8.23
Class I	1,000.00	1,022.22	2.61
Class N	1,000.00	1,019.14	5.72
Class Y	1,000.00	1,021.62	3.21

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2014 are as follows:

Class	Expense Ratios
Class A	0.89%
Class B	1.64
Class C	1.64
Class I	0.52
Class N	1.14
Class Y	0.64

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS June 30, 2014 Unaudited

	Principal Amount	Value

Asset-Backed Securities—18.1%

Auto Loan—14.5%

American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. A, 1.89%, 7/15/16[1]	$424,074	$425,030
Series 2012-3, Cl. A, 1.64%, 11/15/16[1]	301,190	301,827
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	610,000	615,592
Series 2013-2, Cl. B, 2.84%, 5/15/19[1]	2,563,000	2,611,209
Series 2014-1, Cl. B, 2.39%, 11/12/19[1]	3,505,000	3,523,005
Series 2014-2, Cl. A, 0.99%, 10/10/17[1]	2,958,900	2,959,314
Series 2014-2, Cl. B, 2.26%, 3/10/20[1]	990,000	990,428

AmeriCredit Automobile Receivables Trust:
Series 2012-1, Cl. D, 4.72%, 3/8/18	1,025,000	1,080,919
Series 2012-2, Cl. D, 3.38%, 4/9/18	4,740,000	4,923,656
Series 2012-4, Cl. D, 2.68%, 10/9/18	1,510,000	1,551,248
Series 2012-5, Cl. C, 1.69%, 11/8/18	1,640,000	1,657,088
Series 2012-5, Cl. D, 2.35%, 12/10/18	2,445,000	2,485,844
Series 2013-1, Cl. C, 1.57%, 1/8/19	2,745,000	2,757,348
Series 2013-1, Cl. E, 2.64%, 7/8/20[1]	835,000	848,682
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	2,385,000	2,436,355
Series 2013-4, Cl. D, 3.31%, 10/8/19	200,000	207,454
Series 2013-5, Cl. D, 2.86%, 12/8/19	4,258,000	4,341,855
Series 2014-2, Cl. D, 2.57%, 7/8/20	1,410,000	1,418,459

California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20	1,555,000	1,573,841
Series 2014-2, Cl. C, 3.29%, 3/15/21	600,000	600,971

Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	1,265,000	1,269,729
Series 2013-4, Cl. D, 3.22%, 5/20/19	705,000	721,996
Series 2014-1, Cl. D, 3.39%, 7/22/19	785,000	806,789

CarFinance Capital Auto Trust:
Series 2013-1A, Cl. A, 1.65%, 7/17/17[1]	452,205	453,685
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]	3,560,000	3,613,339
Series 2014-1A, Cl. A, 1.46%, 12/17/18[1]	968,745	969,218

CarMax Auto Owner Trust, Series 2014-2, Cl. D, 2.58%, 11/16/20	2,085,000	2,091,966

Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[1]	268,163	274,369

CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%, 9/16/19[1]	1,722,627	1,748,238
Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	588,340	593,790
Series 2014-A, Cl. A, 1.21%, 8/15/18[1]	3,190,262	3,185,852
Series 2014-B, Cl. A, 1.11%, 11/15/18[1]	1,875,000	1,876,992

Credit Acceptance Auto Loan Trust:
Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]	510,000	516,918
Series 2013-1A, Cl. B, 1.83%, 4/15/21[1]	1,620,000	1,634,791
Series 2013-2A, Cl. B, 2.26%, 10/15/21[2]	1,730,000	1,753,560
Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]	1,410,000	1,423,492

DT Auto Owner Trust:
Series 2012-1A, Cl. D, 4.94%, 7/16/18[1]	1,290,000	1,315,278
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	1,185,000	1,209,071
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	3,290,000	3,388,368
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	2,425,000	2,460,432
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	3,645,000	3,653,524

Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. B, 2.22%, 12/15/17[1]	1,415,000	1,432,144

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	Principal Amount	Value

Auto Loan (Continued)

Exeter Automobile Receivables Trust: (Continued)
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	$785,000	$802,081
Series 2013-2A, Cl. B, 3.09%, 7/16/18[1]	3,475,000	3,562,478
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	2,670,000	2,780,836
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	1,590,000	1,604,203
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	1,590,000	1,636,701
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]	835,000	835,053
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	830,000	835,514

First Investors Auto Owner Trust:
Series 2012-1A, Cl. C, 3.54%, 11/15/17[1]	700,000	718,172
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	1,055,000	1,108,745
Series 2013-3A, Cl. B, 2.32%, 10/15/19[1]	2,610,000	2,640,961
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	1,110,000	1,130,516
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	2,800,000	2,874,507
Series 2014-1A, Cl. D, 3.28%, 4/15/21[1]	2,010,000	2,027,976

Flagship Credit Auto Trust, Series 2014-1, Cl. A, 1.21%, 4/15/19[1]	1,492,844	1,493,273

Ford Credit Auto Owner Trust, Series 2013-A, Cl. D, 1.86%, 8/15/19	1,845,000	1,837,745

Ford Credit Floorplan Master Owner Trust A, Series 2012-2, Cl. C, 2.86%, 1/15/19	2,585,000	2,680,879

GM Financial Automobile Leasing Trust, Series 2014-1A, Cl. D, 2.51%, 3/20/19[1]	3,625,000	3,637,557

Navistar Financial Dealer Note Master Trust, Series 2013-2, Cl. D, 2.402%, 9/25/18[1,3]	2,580,000	2,584,094

Prestige Auto Receivables Trust, Series 2011-1A, Cl. D, 5.18%, 7/16/18[1]	935,000	950,693

Santander Drive Auto Receivables Trust:
Series 2012-2, Cl. D, 3.87%, 2/15/18	3,550,000	3,697,160
Series 2012-4, Cl. D, 3.50%, 6/15/18	4,530,000	4,709,039
Series 2012-5, Cl. C, 2.70%, 8/15/18	4,355,000	4,478,438
Series 2012-5, Cl. D, 3.30%, 9/17/18	5,425,000	5,644,216
Series 2012-6, Cl. D, 2.52%, 9/17/18	5,750,000	5,885,252
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	3,700,000	3,763,988
Series 2013-1, Cl. C, 1.76%, 1/15/19	3,180,000	3,210,167
Series 2013-1, Cl. D, 2.27%, 1/15/19	1,605,000	1,627,257
Series 2013-2, Cl. D, 2.57%, 3/15/19	2,135,000	2,184,327
Series 2013-3, Cl. C, 1.81%, 4/15/19	2,700,000	2,718,199
Series 2013-3, Cl. D, 2.42%, 4/15/19	1,475,000	1,499,281
Series 2013-4, Cl. D, 3.92%, 1/15/20	745,000	789,103
Series 2013-5, Cl. D, 2.73%, 10/15/19	2,200,000	2,245,827
Series 2013-A, Cl. C, 3.12%, 10/15/19[1]	2,605,000	2,690,840
Series 2014-1, Cl. D, 2.91%, 4/15/20	2,565,000	2,623,587

SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]	2,240,000	2,276,109
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	1,000,000	1,021,921
Series 2014-1A, Cl. A, 1.03%, 9/17/18[1]	1,265,060	1,265,558
Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	970,000	975,086

United Auto Credit Securitization Trust:
Series 2012-1, Cl. C, 2.52%, 3/15/16[1]	1,280,000	1,286,483
Series 2012-1, Cl. D, 3.12%, 3/15/18[1]	895,000	901,311
Series 2013-1, Cl. B, 1.74%, 4/15/16[1]	1,575,000	1,581,445
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]	1,005,000	1,012,020
Series 2013-1, Cl. D, 2.90%, 12/15/17[1]	175,000	176,633

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STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Auto Loan (Continued)

Westlake Automobile Receivables Trust, Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]	$1,140,000	$1,139,477

		168,848,374

Credit Card—2.2%

Capital One Multi-Asset Execution Trust:
Series 2006-A11, Cl. A11, 0.242%, 6/17/19[3]	5,690,000	5,673,670
Series 2006-A3, Cl. A3, 5.05%, 12/17/18	3,610,000	3,868,129

Chase Issuance Trust, Series 2012-A3, Cl. A3, 0.79%, 6/15/17	4,055,000	4,070,711

Citibank Credit Card Issuance Trust:
Series 2013-A11, Cl. A11, 0.391%, 2/7/18[3]	2,007,000	2,009,261
Series 2013-A6, Cl. A6, 1.32%, 9/7/18	5,620,000	5,676,546

GE Capital Credit Card Master Note Trust:
Series 2010-1, Cl. A, 3.69%, 3/15/18	2,005,000	2,049,816
Series 2012-1, Cl. A, 1.03%, 1/15/18	2,105,000	2,111,504

		25,459,637

Equipment—0.3%

CLI Funding V LLC, Series 2014-1A, Cl. A, 3.29%, 6/18/29[1]	2,420,000	2,434,420

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	646,950	644,864

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	710,621	715,813

		3,795,097

Home Equity Loan—1.1%

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	2,457,898	2,457,740

New Residential Advance Receivables Trust:
Series 2014-T1, Cl. A1, 1.274%, 3/15/45[1]	2,820,000	2,823,642
Series 2014-T1, Cl. B1, 1.671%, 3/15/45[1]	2,420,000	2,421,918

TAL Advantage LLC:
Series 2014-1A, Cl. A, 3.51%, 2/22/39[1]	3,426,833	3,485,675
Series 2014-2A, Cl. A1, 1.70%, 5/20/39[1]	954,262	955,355

		12,144,330

Total Asset-Backed Securities (Cost $208,180,116)		210,247,438

Mortgage-Backed Obligations—53.6%

Government Agency—40.8%

FHLMC/FNMA/FHLB/Sponsored—40.6%

Federal Home Loan Mortgage Corp. Gold Pool:
5.50%, 9/1/39	3,724,664	4,198,906
6.00%, 5/1/18-11/1/37	704,651	787,868
6.50%, 4/1/18-4/1/34	854,067	943,140
7.00%, 7/1/21-10/1/37	4,739,894	5,501,274
8.00%, 4/1/16	35,212	36,166
9.00%, 8/1/22-5/1/25	26,089	28,684

Federal Home Loan Mortgage Corp. Non Gold Pool, 9%, 3/1/17	214	215

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 13.848%, 4/1/27[4]	505,393	94,201
Series 192, Cl. IO, 8.066%, 2/1/28[4]	61,531	13,580
Series 206, Cl. IO, 0.00%, 12/1/29[4,5]	104,373	29,103

12      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	$435,741	$87,634

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.016%, 6/1/26[6]	72,787	69,530

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	7,277	8,049
Series 1590, Cl. IA, 1.202%, 10/15/23[3]	1,216,205	1,248,899
Series 2034, Cl. Z, 6.50%, 2/15/28	8,869	9,912
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,289,455	1,455,624
Series 2046, Cl. G, 6.50%, 4/15/28	729,002	820,370
Series 2053, Cl. Z, 6.50%, 4/15/28	9,109	10,187
Series 2063, Cl. PG, 6.50%, 6/15/28	619,282	693,445
Series 2145, Cl. MZ, 6.50%, 4/15/29	231,989	260,139
Series 2148, Cl. ZA, 6.00%, 4/15/29	339,205	375,678
Series 2195, Cl. LH, 6.50%, 10/15/29	563,305	631,787
Series 2326, Cl. ZP, 6.50%, 6/15/31	153,368	173,025
Series 2341, Cl. FP, 1.052%, 7/15/31[3]	278,123	285,309
Series 2399, Cl. PG, 6.00%, 1/15/17	113,394	118,666
Series 2423, Cl. MC, 7.00%, 3/15/32	965,540	1,112,943
Series 2453, Cl. BD, 6.00%, 5/15/17	120,379	127,538
Series 2461, Cl. PZ, 6.50%, 6/15/32	1,255,514	1,414,616
Series 2463, Cl. F, 1.152%, 6/15/32[3]	1,283,600	1,320,969
Series 2500, Cl. FD, 0.652%, 3/15/32[3]	96,167	97,229
Series 2526, Cl. FE, 0.552%, 6/15/29[3]	121,045	121,953
Series 2551, Cl. FD, 0.552%, 1/15/33[3]	237,196	238,720
Series 2635, Cl. AG, 3.50%, 5/15/32	937,667	982,900
Series 2676, Cl. KY, 5.00%, 9/15/23	1,647,136	1,797,260
Series 2707, Cl. QE, 4.50%, 11/15/18	442,216	469,174
Series 2770, Cl. TW, 4.50%, 3/15/19	146,554	156,085
Series 3025, Cl. SJ, 24.194%, 8/15/35[3]	235,172	352,230
Series 3030, Cl. FL, 0.552%, 9/15/35[3]	584,676	586,244
Series 3645, Cl. EH, 3.00%, 12/15/20	61,812	64,054
Series 3741, Cl. PA, 2.15%, 2/15/35	3,476,287	3,557,406
Series 3815, Cl. BD, 3.00%, 10/15/20	79,150	81,522
Series 3822, Cl. JA, 5.00%, 6/15/40	1,325,779	1,418,042
Series 3840, Cl. CA, 2.00%, 9/15/18	60,123	61,195
Series 3848, Cl. WL, 4.00%, 4/15/40	2,129,054	2,204,957
Series 3857, Cl. GL, 3.00%, 5/15/40	65,440	67,213
Series 4221, Cl. HJ, 1.50%, 7/15/23	1,535,588	1,539,526

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2129, Cl. S, 15.351%, 2/15/29[4]	675,617	162,488
Series 2130, Cl. SC, 52.089%, 3/15/29[4]	215,645	53,453
Series 2134, Cl. SB, 57.331%, 3/15/29[4]	199,875	47,340
Series 2422, Cl. SJ, 48.712%, 1/15/32[4]	647,031	173,962
Series 2493, Cl. S, 53.582%, 9/15/29[4]	50,331	11,361
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	1,299,233	259,847
Series 2796, Cl. SD, 53.519%, 7/15/26[4]	324,764	74,260
Series 2920, Cl. S, 54.345%, 1/15/35[4]	1,233,508	219,590
Series 2922, Cl. SE, 6.844%, 2/15/35[4]	983,676	177,476
Series 2981, Cl. BS, 99.999%, 5/15/35[4]	2,395,503	490,721
Series 3005, Cl. WI, 0.00%, 7/15/35[4,5]	372,844	10,621

13      OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 3201, Cl. SG, 4.705%, 8/15/36[4]	$2,983,161	$516,087
Series 3397, Cl. GS, 14.721%, 12/15/37[4]	498,371	92,469
Series 3424, Cl. EI, 8.548%, 4/15/38[4]	407,808	57,046
Series 3450, Cl. BI, 11.531%, 5/15/38[4]	5,576,939	825,579
Series 3606, Cl. SN, 3.74%, 12/15/39[4]	1,614,979	228,012

Federal National Mortgage Assn.:
2.50%, 6/18/27[7]	18,595,000	18,894,261
3.00%, 7/1/27[7]	13,070,000	13,580,547
3.50%, 7/17/27[7]	18,000,000	19,082,813
4.00%, 7/1/28-7/1/41[7]	135,315,000	143,650,303
4.50%, 7/1/22-7/1/39[7]	66,765,000	72,269,550
5.00%, 7/1/37[7]	81,385,000	90,388,240

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	2,993,588	3,177,831
5.00%, 3/1/21	210,903	223,861
5.50%, 12/1/18-5/1/36	2,500,610	2,813,183
6.00%, 5/1/20	171,692	179,659
6.50%, 6/1/17-11/1/31	5,043,677	5,618,864
7.00%, 9/1/14-4/1/34	2,336,943	2,682,794
7.50%, 1/1/33-8/1/33	3,184,540	3,682,921
8.50%, 7/1/32	15,391	17,723

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 19.818%, 6/1/23[4]	509,248	102,726
Series 247, Cl. 2, 41.99%, 10/1/23[4]	58,662	13,563
Series 252, Cl. 2, 39.874%, 11/1/23[4]	552,414	111,776
Series 254, Cl. 2, 33.886%, 1/1/24[4]	958,033	167,757
Series 301, Cl. 2, 0.00%, 4/1/29[4,5]	251,623	52,589
Series 303, Cl. IO, 9.55%, 11/1/29[4]	49,715	10,842
Series 319, Cl. 2, 0.00%, 2/1/32[4,5]	201,576	41,825
Series 320, Cl. 2, 7.138%, 4/1/32[4]	3,465,519	790,624
Series 321, Cl. 2, 2.214%, 4/1/32[4]	595,659	125,204
Series 324, Cl. 2, 0.00%, 7/1/32[4,5]	284,696	60,034
Series 331, Cl. 9, 1.436%, 2/1/33[4]	2,035,266	497,395
Series 334, Cl. 14, 0.00%, 2/1/33[4,5]	1,708,210	401,246
Series 334, Cl. 15, 0.00%, 2/1/33[4,5]	1,286,813	292,969
Series 334, Cl. 17, 12.265%, 2/1/33[4]	69,293	16,106
Series 339, Cl. 12, 0.00%, 6/25/33[4,5]	1,580,956	316,946
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	1,628,468	326,394
Series 343, Cl. 13, 0.00%, 9/1/33[4,5]	1,695,167	310,823
Series 343, Cl. 18, 8.54%, 5/1/34[4]	1,089,291	203,484
Series 345, Cl. 9, 0.00%, 1/1/34[4,5]	732,375	155,579
Series 351, Cl. 10, 0.00%, 4/1/34[4,5]	669,867	125,429
Series 351, Cl. 8, 0.00%, 4/1/34[4,5]	1,098,653	204,312
Series 356, Cl. 10, 0.00%, 6/1/35[4,5]	817,804	151,450
Series 356, Cl. 12, 0.00%, 2/1/35[4,5]	401,737	74,798
Series 362, Cl. 13, 0.00%, 8/1/35[4,5]	993,892	180,623
Series 364, Cl. 16, 0.00%, 9/1/35[4,5]	1,347,475	250,436
Series 365, Cl. 16, 0.00%, 3/1/36[4,5]	1,017,606	190,057

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-104, Cl. ZB, 6.50%, 7/25/23	193,298	212,571

14      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 1993-87, Cl. Z, 6.50%, 6/25/23	$168,691	$188,719
Series 1996-35, Cl. Z, 7.00%, 7/25/26	60,680	68,625
Series 1998-58, Cl. PC, 6.50%, 10/25/28	326,865	367,196
Series 1998-61, Cl. PL, 6.00%, 11/25/28	424,871	470,251
Series 1999-54, Cl. LH, 6.50%, 11/25/29	651,396	723,223
Series 1999-60, Cl. PG, 7.50%, 12/25/29	2,922,576	3,364,959
Series 2001-51, Cl. OD, 6.50%, 10/25/31	678,188	749,338
Series 2002-10, Cl. FB, 0.652%, 3/25/17[3]	36,315	36,488
Series 2002-16, Cl. PG, 6.00%, 4/25/17	208,767	217,204
Series 2002-2, Cl. UC, 6.00%, 2/25/17	132,838	139,064
Series 2002-56, Cl. FN, 1.152%, 7/25/32[3]	374,567	385,448
Series 2003-130, Cl. CS, 13.796%, 12/25/33[3]	1,946,159	2,268,134
Series 2003-21, Cl. FK, 0.552%, 3/25/33[3]	117,001	117,239
Series 2003-28, Cl. KG, 5.50%, 4/25/23	831,027	907,358
Series 2003-84, Cl. GE, 4.50%, 9/25/18	105,266	110,840
Series 2004-101, Cl. BG, 5.00%, 1/25/20	535,213	557,462
Series 2004-25, Cl. PC, 5.50%, 1/25/34	196,208	209,256
Series 2005-104, Cl. MC, 5.50%, 12/25/25	2,886,240	3,179,254
Series 2005-109, Cl. AH, 5.50%, 12/25/25	8,057,610	8,858,355
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,480,000	2,814,154
Series 2005-71, Cl. DB, 4.50%, 8/25/25	674,333	727,862
Series 2005-73, Cl. DF, 0.402%, 8/25/35[3]	1,525,370	1,527,610
Series 2006-50, Cl. SK, 23.643%, 6/25/36[3]	709,587	1,052,170
Series 2008-14, Cl. BA, 4.25%, 3/25/23	295,108	309,831
Series 2008-75, Cl. DB, 4.50%, 9/25/23	859,902	906,720
Series 2009-113, Cl. DB, 3.00%, 12/25/20	2,795,881	2,881,192
Series 2009-36, Cl. FA, 1.092%, 6/25/37[3]	1,052,616	1,075,465
Series 2009-37, Cl. HA, 4.00%, 4/25/19	1,489,993	1,555,226
Series 2009-70, Cl. NT, 4.00%, 8/25/19	45,956	47,966
Series 2009-70, Cl. TL, 4.00%, 8/25/19	1,210,459	1,263,379
Series 2010-43, Cl. KG, 3.00%, 1/25/21	526,021	545,273
Series 2011-15, Cl. DA, 4.00%, 3/25/41	564,171	592,198
Series 2011-3, Cl. EL, 3.00%, 5/25/20	4,717,610	4,861,955
Series 2011-3, Cl. KA, 5.00%, 4/25/40	2,295,660	2,484,847
Series 2011-38, Cl. AH, 2.75%, 5/25/20	65,220	67,146
Series 2011-82, Cl. AD, 4.00%, 8/25/26	1,022,935	1,072,751

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-15, Cl. SA, 36.034%, 3/17/31[4]	275,703	43,013
Series 2001-61, Cl. SE, 27.794%, 11/18/31[4]	303,264	67,263
Series 2001-65, Cl. S, 28.159%, 11/25/31[4]	628,970	135,319
Series 2001-81, Cl. S, 24.376%, 1/25/32[4]	92,707	24,377
Series 2002-12, Cl. SB, 39.066%, 7/25/31[4]	148,092	37,749
Series 2002-2, Cl. SW, 41.432%, 2/25/32[4]	183,633	48,895
Series 2002-38, Cl. SO, 44.747%, 4/25/32[4]	93,840	18,663
Series 2002-41, Cl. S, 55.054%, 7/25/32[4]	960,132	209,817
Series 2002-47, Cl. NS, 30.278%, 4/25/32[4]	290,195	64,725
Series 2002-5, Cl. SD, 47.327%, 2/25/32[4]	180,848	37,931
Series 2002-51, Cl. S, 30.461%, 8/25/32[4]	266,454	59,429
Series 2002-52, Cl. SD, 35.03%, 9/25/32[4]	373,973	101,801
Series 2002-60, Cl. SM, 25.914%, 8/25/32[4]	927,094	176,684

15      OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-60, Cl. SY, 1.834%, 4/25/32[4]	$840,042	$33,384
Series 2002-64, Cl. SD, 10.905%, 4/25/27[4]	383,723	86,477
Series 2002-7, Cl. SK, 26.844%, 1/25/32[4]	558,965	113,580
Series 2002-75, Cl. SA, 29.906%, 11/25/32[4]	513,595	109,581
Series 2002-77, Cl. BS, 25.799%, 12/18/32[4]	1,026,803	262,958
Series 2002-77, Cl. IS, 40.356%, 12/18/32[4]	159,876	43,982
Series 2002-77, Cl. SH, 34.942%, 12/18/32[4]	144,806	32,037
Series 2002-84, Cl. SA, 35.472%, 12/25/32[4]	140,672	35,940
Series 2002-89, Cl. S, 49.967%, 1/25/33[4]	1,365,051	384,365
Series 2002-9, Cl. MS, 25.975%, 3/25/32[4]	8,366	1,691
Series 2002-90, Cl. SN, 30.861%, 8/25/32[4]	843,533	160,842
Series 2002-90, Cl. SY, 36.397%, 9/25/32[4]	447,186	85,042
Series 2003-14, Cl. OI, 8.453%, 3/25/33[4]	2,190,185	444,966
Series 2003-26, Cl. IK, 6.128%, 4/25/33[4]	819,485	169,191
Series 2003-33, Cl. SP, 25.528%, 5/25/33[4]	858,625	172,091
Series 2003-4, Cl. S, 29.88%, 2/25/33[4]	267,423	70,063
Series 2003-52, Cl. NS, 39.947%, 6/25/23[4]	3,922,383	521,649
Series 2004-54, Cl. DS, 39.47%, 11/25/30[4]	77,821	14,730
Series 2004-56, Cl. SE, 10.786%, 10/25/33[4]	1,156,986	209,847
Series 2005-12, Cl. SC, 9.045%, 3/25/35[4]	493,726	104,552
Series 2005-40, Cl. SA, 48.445%, 5/25/35[4]	709,151	147,822
Series 2005-52, Cl. JH, 1.85%, 5/25/35[4]	1,352,347	213,747
Series 2005-6, Cl. SE, 58.884%, 2/25/35[4]	1,151,878	215,099
Series 2005-93, Cl. SI, 10.821%, 10/25/35[4]	1,036,065	166,572
Series 2006-53, Cl. US, 14.556%, 6/25/36[4]	77,271	13,489
Series 2008-55, Cl. SA, 16.382%, 7/25/38[4]	1,120,044	157,246
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	1,944,773	146,198
Series 2012-40, Cl. PI, 1.527%, 4/25/41[4]	3,651,863	620,959

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.853%, 9/25/23[6]	164,069	158,777

		473,330,288

GNMA/Guaranteed—0.2%

Government National Mortgage Assn. I Pool:
8.50%, 8/15/17-12/15/17	34,148	36,403
10.50%, 12/15/17	4,303	4,393

Government National Mortgage Assn. II Pool:
1.625%, 7/20/25-7/20/27[3]	9,987	10,352
11.00%, 10/20/19	3,950	4,164

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 62.936%, 2/16/32[4]	495,765	90,836
Series 2002-41, Cl. GS, 42.279%, 6/16/32[4]	339,711	63,162
Series 2002-76, Cl. SY, 63.78%, 12/16/26[4]	233,767	51,584
Series 2007-17, Cl. AI, 13.786%, 4/16/37[4]	2,568,265	474,358
Series 2011-52, Cl. HS, 9.562%, 4/16/41[4]	7,891,026	1,548,232

		2,283,484

16      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Non-Agency—12.8%

Commercial—10.4%

Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0.00%, 4/14/29[4,5]	$1,762,644	$70,359

Banc of America Commercial Mortgage Trust:
Series 2006-5, Cl. AM, 5.448%, 9/10/47	2,600,000	2,798,793
Series 2006-6, Cl. AM, 5.39%, 10/10/45	4,735,000	5,116,603

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.20%, 9/26/35[1,3]	1,952,982	2,008,417

Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Cl. A1, 2.41%, 10/25/35[3]	1,740,573	1,729,118

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Cl. AM, 5.568%, 10/12/41[3]	1,985,000	2,158,953

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[2,4,5]	699,594	31,285

CD Commercial Mortgage Trust, Series 2006-CD2, Cl. AM, 5.527%, 1/15/46[3]	2,875,000	3,054,179

Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.341%, 12/10/49[3]	3,035,000	3,410,593
Series 2013-GC11, Cl. D, 4.606%, 4/10/46[1,3]	1,080,000	1,015,194

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.50%, 10/25/35[3]	3,574,481	3,520,265

COMM Mortgage Trust:
Series 2006-C7, Cl. AM, 5.97%, 6/10/46[3]	4,740,000	5,101,811
Series 2012-CR4, Cl. D, 4.729%, 10/15/45[1,3]	320,000	312,578
Series 2012-CR5, Cl. E, 4.48%, 12/10/45[1,3]	510,000	489,171
Series 2013-CR7, Cl. D, 4.496%, 3/10/46[1,3]	1,180,000	1,103,427

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 0.00%, 7/10/46[1,4,5]	21,487,642	681,824
Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	17,144,677	1,742,053

Credit Suisse Commercial Mortgage Trust:
Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	1,720,763	1,383,616
Series 2006-C1, Cl. AJ, 5.643%, 2/15/39[3]	1,890,000	2,007,114
Series 2006-C4, Cl. AM, 5.509%, 9/15/39	1,300,000	1,399,971

Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[3]	2,750,000	2,877,776

Credit Suisse Mortgage Trust, Series 2009-13R, Cl. 4A1, 2.619%, 9/26/36[1,3]	780,433	789,179

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.73%, 11/10/46[1,3]	490,000	532,358

First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2, Cl. 3A1, 6.00%, 1/25/35	1,215,594	1,204,686
Series 2005-FA8, Cl. 1A6, 0.802%, 11/25/35[3]	1,806,776	1,398,322

FREMF Mortgage Trust:
Series 2011-K702, Cl. B, 4.936%, 4/25/44[1,3]	1,480,000	1,609,664
Series 2012-K501, Cl. C, 3.609%, 11/25/46[1,3]	385,000	395,575
Series 2013-K25, Cl. C, 3.618%, 11/25/45[1,3]	605,000	595,938
Series 2013-K26, Cl. C, 3.723%, 12/25/45[1,3]	420,000	412,670
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,3]	650,000	632,580
Series 2013-K28, Cl. C, 3.614%, 6/25/46[1,3]	650,000	631,301
Series 2013-K502, Cl. C, 3.31%, 3/25/45[1,3]	1,620,000	1,647,296
Series 2013-K712, Cl. C, 3.483%, 5/25/45[1,3]	335,000	336,353
Series 2013-K713, Cl. C, 3.274%, 4/25/46[1,3]	1,075,000	1,064,162
Series 2014-K715, Cl. C, 4.265%, 2/25/46[1,3]	120,000	124,219

GCCFC Commercial Mortgage Trust:
Series 2006-GG7, Cl. AM, 6.015%, 7/10/38[3]	235,000	255,165
Series 2007-GG11, Cl. AM, 5.867%, 12/10/49[3]	2,240,000	2,479,513

17      OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.489%, 11/10/45[3]	$1,090,000	$1,112,637

GS Mortgage Securities Trust, Series 2006-GG6, Cl. AM, 5.622%, 4/10/38[3]	1,145,000	1,221,669

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[1,3]	3,692,766	3,486,665

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.211%, 7/25/35[3]	1,070,088	1,077,497

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	2,800,000	2,880,252
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[3]	295,000	315,084
Series 2012-LC9, Cl. E, 4.573%, 12/15/47[1,3]	1,475,000	1,438,389

JP Morgan Mortgage Trust, Series 2007-S3, Cl. 1A90, 7%, 8/25/37	2,317,179	2,133,563

JP Morgan Resecuritization Trust:
Series 2009-11, Cl. 5A1, 2.619%, 9/26/36[1,3]	2,966,422	2,976,858
Series 2009-5, Cl. 1A2, 2.612%, 7/26/36[1,3]	2,742,860	2,340,986

LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[4,5]	495,535	12,178

LB-UBS Commercial Mortgage Trust, Series 2006-C4, Cl. AM, 6.049%, 6/15/38[3]	1,275,000	1,384,913

Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[2,3]	50,760	44,721

Merrill Lynch Mortgage Trust, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[3]	3,765,000	4,086,586

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.818%, 11/15/45[1,3]	950,000	931,276
Series 2013-C7, Cl. D, 4.442%, 2/15/46[1,3]	1,150,000	1,082,053
Series 2013-C8, Cl. D, 4.311%, 12/15/48[1,3]	830,000	775,880

Morgan Stanley Capital I Trust:
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	5,710,000	6,229,250
Series 2007-IQ15, Cl. AM, 6.105%, 6/11/49[3]	5,015,000	5,535,820
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.049%, 11/26/36[2,3]	2,267,794	1,387,255

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.395%, 6/26/46[1,3]	3,008,523	3,038,737

Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.- Backed Security, Series 1999-C1, Cl. X, 0.00%, 5/18/32[4,5]	2,032,647	31

Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Cl. 3A1, 4.807%, 7/25/37[3]	2,507,395	1,976,946

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.048%, 5/10/63[1,3]	460,000	438,379

Wachovia Bank Commercial Mortgage Trust:
Series 2005-C17, Cl. AJ, 5.224%, 3/15/42[3]	1,210,000	1,242,377
Series 2005-C22, Cl. AM, 5.505%, 12/15/44[3]	1,205,000	1,271,805

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.376%, 12/25/35[3]	2,054,499	1,999,273

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10, Cl. 1A1, 2.614%, 6/25/35[3]	4,687,284	4,794,262
Series 2005-AR15, Cl. 1A6, 2.606%, 9/25/35[3]	312,038	295,942
Series 2006-AR8, Cl. 2A4, 2.622%, 4/25/36[3]	1,592,375	1,565,995
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	1,640,403	1,704,218
Series 2007-AR3, Cl. A4, 5.673%, 4/25/37[3]	606,003	602,217
Series 2007-AR8, Cl. A1, 6.118%, 11/25/37[3]	1,585,195	1,473,280

WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.608%, 12/15/45[1,3]	480,000	465,660

18      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Commercial (Continued)

WF-RBS Commercial Mortgage Trust: (Continued)
Series 2012-C7, Cl. E, 5.002%, 6/15/45[1,3]	$840,000	$841,744
Series 2012-C8, Cl. E, 5.04%, 8/15/45[1,3]	935,000	947,329
Series 2013-C11, Cl. D, 4.322%, 3/15/45[1,3]	481,000	459,964

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,4,5]	27,031,170	1,667,485

		121,361,257

Multi-Family—0.4%

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.359%, 6/25/36[3]	1,506,449	1,405,327

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Cl. 2A3, 2.613%, 3/25/36[3]	3,046,050	3,059,657

		4,464,984

Residential—2.0%
Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM, 6.015%, 2/10/51[3]	3,075,000	3,446,203

Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	1,279,694	1,160,399
Series 2007-C, Cl. 1A4, 5.354%, 5/20/36[3]	602,047	589,174

Banc of America Mortgage Securities Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	1,624,307	1,532,043

Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.262%, 7/25/36[3]	921,766	901,560

CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[3]	2,715,000	2,868,689

Chase Funding Trust, Series 2003-2, Cl. 2A2, 0.712%, 2/25/33[3]	377,314	356,292

Countrywide Alternative Loan Trust:
Series 2005-21CB, Cl. A7, 5.50%, 6/25/35	2,672,258	2,513,900
Series 2005-29CB, Cl. A4, 5.00%, 7/25/35	1,738,906	1,507,275

Countrywide Home Loans:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	1,147,441	1,091,364
Series 2006-6, Cl. A3, 6.00%, 4/25/36	832,771	810,026

GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	830,099	801,134

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.575%, 12/25/34[3]	674,249	685,385
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[2,8]	1,750,658	112,917

RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	115,585	117,507
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	234,193	187,192
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	1,188,690	946,508

Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	572,082	554,236

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.422%, 10/25/33[3]	1,661,068	1,688,004

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.684%, 10/25/36[3]	1,354,004	1,331,400

		23,201,208

Total Mortgage-Backed Obligations (Cost $613,506,403)		624,641,221

19      OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENT Unaudited / Continued

	Principal Amount	Value

U.S. Government Obligations—7.9%

United States Treasury Nts.:
0.625%, 5/31/17	$8,512,000	$8,455,140
0.75%, 6/30/17	43,438,000	43,263,249
0.875%, 6/15/17	32,745,000	32,753,939
1.625%, 4/30/19	7,480,000	7,493,150

Total U.S. Government Obligations (Cost $91,801,776)		91,965,478

Corporate Bonds and Notes—44.5%

Consumer Discretionary—7.6%

Auto Components—0.7%

Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	2,655,000	2,877,356

Johnson Controls, Inc., 4.625% Sr. Unsec. Nts., 7/2/44	1,545,000	1,549,663

TRW Automotive, Inc.:
4.50% Sr. Unsec. Nts., 3/1/21[1]	1,630,000	1,723,725
7.25% Sr. Unsec. Nts., 3/15/17[1]	2,274,000	2,598,045

		8,748,789

Automobiles—1.7%

Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[1]	2,756,000	2,778,969
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,581,000	2,401,605

Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	6,217,000	7,306,834

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43[1]	2,461,000	2,830,150

Hyundai Capital America, 1.45% Sr. Unsec. Nts., 2/6/17[1]	2,696,000	2,707,504

Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[1]	2,199,000	2,303,494

		20,328,556

Hotels, Restaurants & Leisure—0.8%

Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	915,000	915,724

Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	2,589,000	2,605,202

Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	498,000	525,093

Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	1,788,000	2,127,845

Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	2,321,000	2,577,419

		8,751,283

Household Durables—0.5%

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	2,623,000	2,790,216

Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	2,703,000	2,790,848

Whirlpool Corp., 1.35% Sr. Unsec. Nts., 3/1/17	707,000	707,819

		6,288,883

Media—2.3%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	1,048,000	1,272,627

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	1,751,000	2,547,938

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	2,485,000	2,582,022

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	1,700,000	1,788,907

20      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Media (Continued)

DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	$2,503,000	$2,722,013

Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	433,000	475,742
9.15% Debs., 2/1/23	400,000	554,734

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	1,324,000	1,368,143

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	2,780,000	2,811,275

Numericable Group SA, 4.875% Sr. Sec. Nts., 5/15/19[1]	2,750,000	2,825,625

Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[1]	581,000	611,584

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	2,776,000	2,708,221

Time Warner, Inc., 4.875% Sr. Unsec. Nts., 3/15/20	1,915,000	2,147,914

WPP Finance 2010, 4.75% Sr. Unsec. Nts., 11/21/21	1,947,000	2,138,861

		26,555,606

Multiline Retail—0.7%

Dollar General Corp., 4.125% Sr. Unsec. Nts., 7/15/17	3,080,000	3,298,763

Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	4,350,000	4,358,557

		7,657,320

Specialty Retail—0.5%

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	942,000	1,028,773

L Brands, Inc.:
7.00% Sr. Unsec. Nts., 5/1/20	286,000	329,973
8.50% Sr. Unsec. Nts., 6/15/19	2,210,000	2,723,825

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	1,414,000	1,438,831

		5,521,402

Textiles, Apparel & Luxury Goods—0.4%

Levi Strauss & Co., 7.625% Sr. Unsec. Nts., 5/15/20	2,356,000	2,547,425

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	2,728,000	2,700,720

		5,248,145

Consumer Staples—2.4%

Beverages—0.9%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	2,213,000	3,392,383

Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	2,863,000	2,855,843

Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[1]	2,875,000	2,906,277

SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[1]	1,406,000	1,522,567

		10,677,070

Food & Staples Retailing—0.3%

Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	1,462,000	1,562,407

Kroger Co., 6.40% Sr. Unsec. Nts., 8/15/17	1,670,000	1,914,264

Safeway, Inc., 5.625% Sr. Unsec. Nts., 8/15/14	583,000	586,442

		4,063,113

Food Products—0.7%

Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	2,275,000	2,370,091
8.50% Sr. Unsec. Nts., 6/15/19	1,956,000	2,460,190

21      OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENT Unaudited / Continued

	Principal Amount	Value

Food Products (Continued)

Tyson Foods, Inc., 6.60% Sr. Unsec. Nts., 4/1/16	$2,529,000	$2,771,162

		7,601,443

Tobacco—0.5%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	1,495,000	2,539,148

Lorillard Tobacco Co., 3.75% Sr. Unsec. Nts., 5/20/23	1,531,000	1,514,055

Reynolds American, Inc., 6.75% Sr. Unsec. Nts., 6/15/17	1,457,000	1,673,633

		5,726,836

Energy—5.5%

Energy Equipment & Services—0.8%

Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	682,000	743,730

Nabors Industries, Inc.:
2.35% Sr. Unsec. Nts., 9/15/16	2,035,000	2,078,404
4.625% Sr. Unsec. Nts., 9/15/21	1,592,000	1,726,322
5.00% Sr. Unsec. Nts., 9/15/20	811,000	911,032

Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	1,104,000	1,183,909

Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	2,169,000	2,464,665

		9,108,062

Oil, Gas & Consumable Fuels—4.7%

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	1,085,000	1,370,794

Canadian Oil Sands Ltd., 6% Sr. Unsec. Nts., 4/1/42[1]	1,288,000	1,489,446

Chesapeake Energy Corp., 6.625% Sr. Unsec. Nts., 8/15/20	2,401,000	2,773,155

Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	2,221,000	2,270,973

CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	998,000	928,005

CNOOC Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	2,183,000	2,190,110

Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23	2,929,000	3,132,677

DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[1]	1,978,000	2,068,652

DCP Midstream Operating LP, 3.875% Sr. Unsec. Nts., 3/15/23	2,909,000	2,949,005

El Paso Pipeline Partners Operating Co. LLC, 4.10% Sr. Unsec. Nts., 11/15/15	1,051,000	1,098,567

Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14	2,264,000	2,311,965

EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	2,056,000	2,087,266
4.40% Sr. Unsec. Nts., 4/1/24	1,434,000	1,506,882

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	2,638,000	2,740,006
5.45% Sr. Unsec. Nts., 10/14/21[1]	1,858,000	2,072,766

Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	487,000	554,611

Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	2,679,000	2,906,715

Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[1]	2,768,000	2,801,908

Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[2]	3,097,000	3,135,712

Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	1,556,000	1,651,040

Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	1,607,000	1,756,886
4.75% Sr. Unsec. Nts., 3/15/24	1,276,000	1,384,321

Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25% Sr. Unsec. Nts., 5/1/23	2,640,000	2,772,000

22      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	$2,620,000	$2,875,450

Williams Partners LP, 4.50% Sr. Unsec. Nts., 11/15/23	1,402,000	1,489,112

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]	2,232,000	2,438,893

		54,756,917

Financials—13.4%

Capital Markets—3.3%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	2,314,000	2,332,195

Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[1]	2,659,000	2,748,460

Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[1]	1,421,000	1,580,956

Goldman Sachs Group, Inc. (The):
4.00% Sr. Unsec. Nts., 3/3/24	3,877,000	3,955,393
4.80% Sr. Unsec. Nts., 7/8/44[7]	485,000	482,633
Series L, 5.70% Jr. Sub. Perpetual Bonds[3,9]	2,751,000	2,856,044

Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	2,309,000	2,422,058

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[1]	4,166,000	4,787,117

Morgan Stanley, 5% Sub. Nts., 11/24/25	5,157,000	5,516,077

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	2,521,000	2,563,300

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	2,772,000	3,130,414

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[3,9]	5,349,000	5,716,744

		38,091,391

Commercial Banks—5.1%

Amsouth Bank NA, 5.20% Sub. Nts., 4/1/15	2,723,000	2,809,556

Bank of America Corp.:
7.75% Jr. Sub. Nts., 5/14/38	2,412,000	3,314,973
Series K, 8.00% Jr. Sub. Perpetual Bonds[3,9]	2,412,000	2,682,404
Series V, 5.125% Jr. Sub. Perpetual Bonds[3,9]	539,000	538,521

Barclays Bank plc:
3.75% Sr. Unsec. Nts., 5/15/24	2,224,000	2,240,709
5.14% Sub. Nts., 10/14/20	2,737,000	3,001,345

Citigroup, Inc.:
6.675% Sub. Nts., 9/13/43	2,316,000	2,888,918
Series D, 5.95% Jr. Sub. Perpetual Bonds[3,9]	2,677,000	2,707,116

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]	2,562,000	3,119,527

Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds[1,3,9]	4,380,000	4,661,962

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[3]	6,450,000	6,732,187

JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds[3,9]	2,238,000	2,419,838

Lloyds Bank plc, 6.50% Sub. Nts., 9/14/20[1]	2,481,000	2,915,421

Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[1,3,9]	2,583,000	2,899,418

Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[2,3,9]	4,537,000	4,786,535

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,9	2,900,000	3,103,000

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,3,9]	2,485,000	2,665,162

SunTrust Banks, Inc., 3.60% Sr. Unsec. Nts., 4/15/16	2,645,000	2,773,960

23      OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENT Unaudited / Continued

	Principal Amount	Value

Commercial Banks (Continued)

Wells Fargo & Co., 5.90% Jr. Sub. Perpetual Bonds, Series S3,9	$2,914,000	$3,092,483

		59,353,035

Consumer Finance—0.2%

Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	2,622,000	2,789,153

Diversified Financial Services—0.8%

Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	2,256,000	2,222,210

Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	3,660,000	3,892,794

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]	2,852,000	2,916,170

		9,031,174

Insurance—2.7%

AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[1]	2,012,000	2,114,075

Arch Capital Group US, Inc., 5.144% Sr. Unsec. Nts., 11/1/43	2,342,000	2,539,477

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	2,115,000	2,192,828

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	2,078,000	2,193,900

Genworth Holdings, Inc., 4.80% Sr. Unsec. Nts., 2/15/24	4,108,000	4,395,761

Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[1]	3,133,000	3,251,550

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[3]	4,674,000	4,749,952

Marsh & McLennan Cos., Inc., 5.375% Sr. Unsec. Nts., 7/15/14	667,000	668,208

Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[3]	1,994,000	2,041,358

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,3,9]	4,494,000	4,819,815

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,3]	2,445,000	2,628,375

		31,595,299

Real Estate—0.1%

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	1,056,000	1,056,706

Real Estate Investment Trusts (REITs)—1.2%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	1,185,000	1,321,939
5.90% Sr. Unsec. Nts., 11/1/21	1,343,000	1,550,780

ARC Properties Operating Partnership LP/Clark Acquisition LLC, 2% Sr. Unsec. Nts., 2/6/17[1]	2,642,000	2,649,664

CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	1,573,000	1,581,189

Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	2,615,000	2,608,463

Hospitality Properties Trust:
4.65% Sr. Unsec. Nts., 3/15/24	1,284,000	1,347,311
5.125% Sr. Unsec. Nts., 2/15/15	2,830,000	2,844,260

		13,903,606

Health Care—2.3%

Biotechnology—0.2%

Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	1,531,000	1,807,803

Health Care Equipment & Supplies—0.8%

Boston Scientific Corp., 4.125% Sr. Unsec. Nts., 10/1/23	2,674,000	2,782,436

CareFusion Corp.:
1.45% Sr. Unsec. Nts., 5/15/17	2,824,000	2,823,444

24      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Health Care Equipment & Supplies (Continued)

CareFusion Corp.: (Continued)
3.875% Sr. Unsec. Nts., 5/15/24	$1,378,000	$1,394,231

DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	2,380,000	2,465,925

		9,466,036

Health Care Providers & Services—0.4%

CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21[1]	2,030,000	2,090,900

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	2,367,000	2,627,370

		4,718,270

Life Sciences Tools & Services—0.2%

Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	889,000	930,982
5.30% Sr. Unsec. Nts., 2/1/44	978,000	1,087,825

		2,018,807

Pharmaceuticals—0.7%

Actavis Funding SCS, 1.30% Sr. Unsec. Nts., 6/15/17[1]	1,870,000	1,867,483

Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	2,530,000	2,772,286

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	2,609,000	2,609,000

Zoetis, Inc., 1.875% Sr. Unsec. Nts., 2/1/18	987,000	989,962

		8,238,731

Industrials—3.9%

Aerospace & Defense—0.8%

B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	2,572,000	2,813,125

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	2,534,000	2,781,065

L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	732,000	733,824
3.95% Sr. Unsec. Nts., 5/28/24	1,331,000	1,343,124

Textron, Inc.:
4.30% Sr. Unsec. Nts., 3/1/24	1,297,000	1,344,935
6.20% Sr. Unsec. Nts., 3/15/15	191,000	198,819

		9,214,892

Building Products—0.2%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	2,820,000	2,899,248

Commercial Services & Supplies—0.6%

Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	2,670,000	2,766,787

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	3,552,000	3,679,009

		6,445,796

Electrical Equipment—0.2%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	1,994,000	1,989,015

25      OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Industrial Conglomerates—0.4%

General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B3,9	$3,900,000	$4,345,965

Machinery—0.4%

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	1,303,000	1,372,591

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	2,300,000	2,422,811

Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Unsec. Nts., 11/15/15	992,000	1,080,021

		4,875,423

Professional Services—0.2%

Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	2,815,000	2,850,187

Road & Rail—0.6%

ERAC USA Finance LLC, 2.35% Sr. Unsec. Nts., 10/15/19[1]	508,000	507,253

Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	2,301,000	2,180,428

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[1]	2,524,000	2,595,394
4.25% Sr. Unsec. Nts., 1/17/23[1]	1,512,000	1,566,984

		6,850,059

Trading Companies & Distributors—0.5%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	2,635,000	2,700,875

International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	2,539,000	2,802,421

		5,503,296

Information Technology—2.1%

Communications Equipment—0.1%

Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	1,526,000	1,478,361

Electronic Equipment, Instruments, & Components—0.7%

Amphenol Corp., 4.75% Sr. Unsec. Nts., 11/15/14	848,000	861,109

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	3,515,000	3,834,538

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	3,275,000	3,490,335

		8,185,982

IT Services—0.5%

Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	2,205,000	2,203,613
3.50% Sr. Unsec. Nts., 4/15/23	1,429,000	1,407,868

Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	2,652,000	2,713,423

		6,324,904

Software—0.2%

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24[7]	2,086,000	2,081,265

Technology Hardware, Storage & Peripherals—0.6%

Apple, Inc., 4.45% Sr. Unsec. Nts., 5/6/44	1,536,000	1,559,908

Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	2,481,000	2,562,084

26      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Technology Hardware, Storage & Peripherals (Continued)

Seagate HDD Cayman, 3.75% Sr. Unsec. Nts., 11/15/18[1]	$2,300,000	$2,357,500

		6,479,492

Materials—3.1%

Chemicals—0.6%

Agrium, Inc., 3.50% Sr. Unsec. Nts., 6/1/23	1,606,000	1,603,403

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	837,000	918,539

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	2,520,000	2,627,100

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	2,190,000	2,132,642

		7,281,684

Construction Materials—0.2%

CRH America, Inc., 4.125% Sr. Unsec. Nts., 1/15/16	2,447,000	2,566,216

Containers & Packaging—0.7%

Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	1,219,000	1,310,425

Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	2,009,000	2,154,666

Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	4,507,000	4,642,918

		8,108,009

Metals & Mining—1.5%

Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	1,587,000	1,753,929

Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	1,270,000	1,265,042

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	951,000	979,370

Freeport-McMoRan Copper & Gold, Inc.:
1.40% Sr. Unsec. Nts., 2/13/15	2,733,000	2,744,170
3.875% Sr. Unsec. Nts., 3/15/23	1,550,000	1,547,298
5.45% Sr. Unsec. Nts., 3/15/43	1,223,000	1,271,391

Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	1,885,000	1,961,037
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	2,345,000	2,490,875

Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[1]	2,200,000	2,277,000

Rio Tinto Finance USA plc, 4.125% Sr. Unsec. Nts., 8/21/42	808,000	760,991

		17,051,103

Paper & Forest Products—0.1%

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	1,189,000	1,195,318

Telecommunication Services—2.4%

Diversified Telecommunication Services—2.1%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	1,852,000	1,759,531

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	1,780,000	2,838,986

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	2,320,000	2,749,200

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	1,620,000	1,875,150

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	2,584,000	3,301,471

T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	2,839,000	3,027,084

27      OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

Verizon Communications, Inc.:
4.50% Sr. Unsec. Nts., 9/15/20	$6,490,000	$7,147,404
6.40% Sr. Unsec. Nts., 2/15/38	1,331,000	1,628,556

		24,327,382

Wireless Telecommunication Services—0.3%

America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	2,285,000	2,167,818

Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	795,000	759,831
6.25% Sr. Unsec. Nts., 11/30/32	842,000	1,035,160

		3,962,809

Utilities—1.8%

Electric Utilities—1.0%

Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	1,525,000	1,594,244

ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	2,444,000	2,439,229
5.30% Sr. Unsec. Nts., 7/1/43	604,000	666,573

Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[1]	1,353,000	1,449,250

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	500,000	554,365

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	2,180,000	2,218,464

PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	2,845,000	3,203,450

		12,125,575

Independent Power and Renewable Electricity Producers—0.2%

Dayton Power & Light Co., 1.875% Sr. Sec. Nts., 9/15/16[1]	1,842,000	1,874,049

Multi-Utilities—0.6%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	2,403,000	2,685,278

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	1,376,000	1,431,897
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	1,051,000	1,195,922

PG&E Corp., 2.40% Sr. Unsec. Nts., 3/1/19	1,662,000	1,678,594

		6,991,691

Total Corporate Bonds and Notes (Cost $494,315,735)		518,111,157

	Buy/Sell Reference		Fixed Expiration		Notional
	Counterparty Protection	Asset	Rate	Date	(000’s)

Over-the-Counter Credit Default Swaptions Purchased—0.0%

Credit Default Swap maturing 6/20/19[10]	JPM	Buy	CDX.NA.IG. 22	1.000%	12/17/14 USD	100,119	134,650

Credit Default Swap maturing 6/20/19[10]	JPM	Buy	CDX.NA.IG. 22	1.000	10/15/14 USD	101,023	61,958

Credit Default Swap maturing 6/20/19[10]	DEU	Buy	CDX.NA.IG. 22	1.000	10/15/14 USD	101,360	62,164

Total Over-the-Counter Credit Default Swaptions Purchased (Cost $574,255)							258,772

28      OPPENHEIMER CORE BOND FUND

	Shares	Value

Investment Company—5.8%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[11,12] (Cost $67,275,571)	67,275,571	$67,275,571

Total Investments, at Value (Cost $1,475,653,856)	129.9%	1,512,499,637

Net Other Assets (Liabilities)	(29.9)	(348,286,729)

Net Assets	100.0%	$1,164,212,908

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $248,552,393 or 21.35% of the Fund’s net assets as of June 30, 2014.

2. Restricted security. The aggregate value of restricted securities as of June 30, 2014 was $13,880,360, which represents 1.19% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24	4/21/97	$158,554	$31,285	$(127,269)
Credit Acceptance Auto Loan Trust, Series 2013-2A, Cl. B, 2.26%, 10/15/21	10/22/13	1,729,513	1,753,560	24,047
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24	1/28/02	49,729	44,721	(5,008)
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.049%, 11/26/36	10/24/12-6/1/14	1,173,475	1,387,255	213,780
NC Finance Trust, Series 1999- I, Cl. D, 8.75%, 1/25/29	8/10/10	1,703,335	112,917	(1,590,418)
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13-5/8/13	4,617,004	4,786,535	169,531
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15	11/15/10-10/5/11	3,107,970	3,135,712	27,742
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13	2,575,294	2,628,375	53,081

		$15,114,874	$13,880,360	$(1,234,514)

3. Represents the current interest rate for a variable or increasing rate security.

29      OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $20,996,970 or 1.80% of the Fund’s net assets as of June 30, 2014.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $228,307 or 0.02% of the Fund’s net assets as of June 30, 2014.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2014. See Note 1 of the accompanying Notes.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Non-income producing security.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares June 30, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	137,176,339	247,702,499	317,603,267	67,275,571

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$67,275,571	$41,787

12. Rate shown is the 7-day yield as of June 30, 2014.

Futures Contracts as of June 30, 2014
			Expiration	Number of		Unrealized
Description	Exchange	Buy/Sell	Date	Contracts	Value	Appreciation
United States Treasury Long Bonds	CBT	Buy	9/19/14	170	$23,321,875	$351,307
United States Treasury Nts., 2 yr.	CBT	Sell	9/30/14	1,364	299,525,889	69,020
United States Treasury Nts., 5 yr.	CBT	Sell	9/30/14	49	5,853,586	17,283
United States Treasury Nts., 10 yr.	CBT	Sell	9/19/14	27	3,379,641	112
United States Treasury Ultra Bonds	CBT	Buy	9/19/14	329	49,329,438	622,645

						$1,060,367

30      OPPENHEIMER CORE BOND FUND

Glossary: Counterparty Abbreviations
DEU	Deutsche Bank AG
JPM	JPMorgan Chase Bank NA

Exchange Abbreviations
CBT	Chicago Board of Trade

Definitions
CDX.NA.IG.22	Markit CDX North American Investment Grade High Volatility

See accompanying Notes to Financial Statements.

31      OPPENHEIMER CORE BOND FUND

STATEMENTS OF ASSETS AND LIABILITIES June 30, 2014 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,408,378,285)	$1,445,224,066
Affiliated companies (cost $67,275,571)	67,275,571

1,512,499,637

Cash	1,999,658

Cash used for collateral on futures	1,550,000

Receivables and other assets:
Investments sold (including $22,258,348 sold on a when-issued or delayed delivery basis)	26,900,350
Interest, dividends and principal paydowns	7,182,494
Shares of beneficial interest sold	270,406
Variation margin receivable	264,653
Other	92,296

Total assets	1,550,759,494

Liabilities
Payables and other liabilities:
Investments purchased (including $380,540,834 purchased on a when-issued or delayed delivery basis)	385,218,348
Shares of beneficial interest redeemed	897,970
Distribution and service plan fees	117,202
Dividends	104,537
Trustees’ compensation	61,283
Variation margin payable	51,104
Shareholder communications	13,083
Other	83,059

Total liabilities	386,546,586

Net Assets	$1,164,212,908

Composition of Net Assets
Par value of shares of beneficial interest	$167,838

Additional paid-in capital	1,590,521,790

Accumulated net investment loss	(525,353)

Accumulated net realized loss on investments	(463,857,515)

Net unrealized appreciation on investments	37,906,148

Net Assets	$1,164,212,908

32      OPPENHEIMER CORE BOND FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $428,464,466 and 61,741,509 shares of beneficial interest outstanding)	$6.94

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.29

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,301,033 and 2,494,111 shares of beneficial interest outstanding)	$6.94

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $98,890,481 and 14,236,069 shares of beneficial interest outstanding)	$6.95

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $572,223,871 and 82,531,189 shares of beneficial interest outstanding)	$6.93

Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $32,503,332 and 4,685,472 shares of beneficial interest outstanding)	$6.94

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $14,829,725 and 2,149,755 shares of beneficial interest outstanding)	$6.90

See accompanying Notes to Financial Statements.

33      OPPENHEIMER CORE BOND FUND

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2014 Unaudited

Investment Income
Interest	$18,825,376

Fee income on when-issued securities	3,522,503

Dividends from affiliated companies	41,787

Total investment income	22,389,666

Expenses
Management fees	2,607,544

Distribution and service plan fees:
Class A	460,489
Class B	81,361
Class C	477,940
Class N	77,390

Transfer and shareholder servicing agent fees:
Class A	411,181
Class B	17,793
Class C	105,189
Class I	80,615
Class N	34,145
Class Y	11,987

Shareholder communications:
Class A	12,775
Class B	1,340
Class C	2,487
Class I	2
Class N	658
Class Y	262

Trustees’ compensation	32,844

Custodian fees and expenses	18,591

Other	43,208

Total expenses	4,477,801
Less waivers and reimbursements of expenses	(236,291)

Net expenses	4,241,510

Net Investment Income	18,148,156

Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies	9,359,035
Closing and expiration of futures contracts	4,475,274

Net realized gain	13,834,309

Net change in unrealized appreciation/depreciation on:
Investments	21,894,576
Futures contracts	998,059

Net change in unrealized appreciation/depreciation	22,892,635

Net Increase in Net Assets Resulting from Operations	$54,875,100

See accompanying Notes to Financial Statements.

34      OPPENHEIMER CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$18,148,156	$41,026,663

Net realized gain (loss)	13,834,309	(655,308)

Net change in unrealized appreciation/depreciation	22,892,635	(44,205,285)

Net increase (decrease) in net assets resulting from operations	54,875,100	(3,833,930)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(6,214,398)	(16,377,503)
Class B	(210,191)	(739,672)
Class C	(1,228,725)	(3,636,150)
Class I	(9,907,935)	(14,050,274)
Class N	(475,638)	(1,307,804)
Class Y	(202,667)	(8,836,786)

	(18,239,554)	(44,948,189)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	53,702,370	(72,683,326)
Class B	(721,431)	(10,833,064)
Class C	(1,639,508)	(26,981,945)
Class I	47,432,692	524,564,183
Class N	436,160	(5,438,691)
Class Y	4,350,046	(595,359,365)

	103,560,329	(186,732,208)

Net Assets
Total increase (decrease)	140,195,875	(235,514,327)

Beginning of period	1,024,017,033	1,259,531,360

End of period (including accumulated net investment loss of $525,353 and $433,955, respectively)	$1,164,212,908	$1,024,017,033

See accompanying Notes to Financial Statements.

35      OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$6.70	$7.00	$6.63	$6.46	$6.12	$6.12

Income (loss) from investment operations:
Net investment income[2]	0.11	0.25	0.26	0.29	0.31	0.41
Net realized and unrealized gain (loss)	0.24	(0.27)	0.37	0.18	0.35	0.00 [3]

Total from investment operations	0.35	(0.02)	0.63	0.47	0.66	0.41

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.28)	(0.26)	(0.30)	(0.32)	(0.17)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.24)

Total dividends and/or distributions to shareholders	(0.11)	(0.28)	(0.26)	(0.30)	(0.32)	(0.41)

Net asset value, end of period	$6.94	$6.70	$7.00	$6.63	$6.46	$6.12

Total Return, at Net Asset Value[4]	5.28%	(0.35)%	9.72%	7.44%	10.96%	7.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$428,464	$361,838	$453,044	$405,745	$418,034	$370,941

Average net assets (in thousands)	$380,781	$411,494	$428,283	$394,500	$417,031	$367,832

Ratios to average net assets:[5]
Net investment income	3.28%	3.64%	3.78%	4.37%	4.79%	7.11%
Total expenses[6]	0.97%	0.99%	1.04%	1.06%	1.12%	1.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.90%	0.90%	0.90%	0.88%	0.82%

Portfolio turnover rate[7]	80%	113%	141%	94%	98%	115%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than 0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	0.98%
Year Ended December 31, 2013	1.00%
Year Ended December 31, 2012	1.06%
Year Ended December 30, 2011	1.08%
Year Ended December 31, 2010	1.13%
Year Ended December 31, 2009	1.19%

36      OPPENHEIMER CORE BOND FUND

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2014	$1,925,003,806	$1,782,289,327
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958

See accompanying Notes to Financial Statements.

37      OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$6.70	$7.00	$6.63	$6.46	$6.12	$6.12

Income (loss) from investment operations:
Net investment income[2]	0.09	0.20	0.21	0.24	0.26	0.37
Net realized and unrealized gain (loss)	0.24	(0.28)	0.37	0.18	0.35	(0.01)

Total from investment operations	0.33	(0.08)	0.58	0.42	0.61	0.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.22)	(0.21)	(0.25)	(0.27)	(0.15)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.21)
Total dividends and/or distributions to shareholders	(0.09)	(0.22)	(0.21)	(0.25)	(0.27)	(0.36)

Net asset value, end of period	$6.94	$6.70	$7.00	$6.63	$6.46	$6.12

Total Return, at Net Asset Value[3]	4.90%	(1.09)%	8.91%	6.65%	10.14%	6.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,301	$17,446	$29,312	$28,496	$30,636	$33,005

Average net assets (in thousands)	$16,560	$23,230	$29,027	$27,444	$33,579	$33,018

Ratios to average net assets:[4]
Net investment income	2.54%	2.89%	3.05%	3.63%	4.09%	6.35%
Total expenses[5]	1.73%	1.82%	2.06%	2.22%	2.32%	2.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.64%	1.65%	1.64%	1.65%	1.63%	1.57%

Portfolio turnover rate[6]	80%	113%	141%	94%	98%	115%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	1.74%
Year Ended December 31, 2013	1.83%
Year Ended December 31, 2012	2.08%
Year Ended December 30, 2011	2.24%
Year Ended December 31, 2010	2.33%
Year Ended December 31, 2009	2.45%

38      OPPENHEIMER CORE BOND FUND

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2014	$1,925,003,806	$1,782,289,327
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958

See accompanying Notes to Financial Statements.

39      OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$6.71	$7.01	$6.63	$6.46	$6.13	$6.13

Income (loss) from investment operations:
Net investment income[2]	0.09	0.20	0.21	0.24	0.26	0.37
Net realized and unrealized gain (loss)	0.24	(0.28)	0.38	0.18	0.34	(0.01)

Total from investment operations	0.33	(0.08)	0.59	0.42	0.60	0.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.22)	(0.21)	(0.25)	(0.27)	(0.15)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.21)

Total dividends and/or distributions to shareholders	(0.09)	(0.22)	(0.21)	(0.25)	(0.27)	(0.36)

Net asset value, end of period	$6.95	$6.71	$7.01	$6.63	$6.46	$6.13

Total Return, at Net Asset Value[3]	4.89%	(1.09)%	9.06%	6.64%	9.95%	6.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$98,891	$97,196	$129,187	$114,942	$107,517	$96,829

Average net assets (in thousands)	$97,142	$112,710	$120,749	$106,644	$108,324	$94,555

Ratios to average net assets:[4]
Net investment income	2.54%	2.89%	3.04%	3.60%	4.04%	6.31%
Total expenses[5]	1.72%	1.74%	1.77%	1.82%	1.89%	1.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.64%	1.65%	1.65%	1.65%	1.63%	1.56%

Portfolio turnover rate[6]	80%	113%	141%	94%	98%	115%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	1.73%
Year Ended December 31, 2013	1.75%
Year Ended December 31, 2012	1.79%
Year Ended December 30, 2011	1.84%
Year Ended December 31, 2010	1.90%
Year Ended December 31, 2009	1.99%

40      OPPENHEIMER CORE BOND FUND

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2014	$1,925,003,806	$1,782,289,327
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958

See accompanying Notes to Financial Statements.

41      OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Period Ended December 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$6.70	$7.00	$6.75

Income (loss) from investment operations:
Net investment income[2]	0.12	0.27	0.16
Net realized and unrealized gain (loss)	0.23	(0.27)	0.28

Total from investment operations	0.35	0.00	0.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.30)	(0.19)
Tax return of capital distribution	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.12)	(0.30)	(0.19)

Net asset value, end of period	$6.93	$6.70	$7.00

Total Return, at Net Asset Value[3]	5.33%	0.02%	6.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$572,224	$506,455	$2,273

Average net assets (in thousands)	$545,617	$304,290	$109

Ratios to average net assets:[4]
Net investment income	3.64%	3.97%	3.91%
Total expenses[5]	0.53%	0.54%	0.52%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.52%	0.53%	0.49%

Portfolio turnover rate[6]	80%	113%	141%

1. For the period from April 27, 2012 (inception of offering) to December 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	0.54%
Year Ended December 31, 2013	0.55%
Period Ended December 31, 2012	0.54%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2014	$1,925,003,806	$1,782,289,327
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Period Ended December 31, 2012	$6,141,849,607	$6,191,530,701

See accompanying Notes to Financial Statements.

42      OPPENHEIMER CORE BOND FUND

Class N	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$6.70	$7.00	$6.62	$6.45	$6.12	$6.12

Income (loss) from investment operations:
Net investment income[2]	0.10	0.23	0.24	0.27	0.29	0.40
Net realized and unrealized gain (loss)	0.24	(0.27)	0.39	0.18	0.34	(0.01)

Total from investment operations	0.34	(0.04)	0.63	0.45	0.63	0.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.26)	(0.25)	(0.28)	(0.30)	(0.16)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.23)

Total dividends and/or distributions to shareholders	(0.10)	(0.26)	(0.25)	(0.28)	(0 30)	(0.39)

Net asset value, end of period	$6.94	$6.70	$7.00	$6.62	$6.45	$6.12

Total Return, at Net Asset Value[3]	5.16%	(0.60)%	9.61%	7.18%	10.51%	7.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,503	$30,989	$37,986	$38,071	$40,884	$40,051

Average net assets (in thousands)	$31,477	$35,063	$37,700	$38,729	$41,730	$42,761

Ratios to average net assets:[4]
Net investment income	3.03%	3.39%	3.54%	4.11%	4.56%	6.88%
Total expenses[5]	1.22%	1.25%	1.32%	1.36%	1.47%	1.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.14%	1.15%	1.15%	1.15%	1.13%	1.07%

Portfolio turnover rate[6]	80%	113%	141%	94%	98%	115%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	1.23%
Year Ended December 31, 2013	1.26%
Year Ended December 31, 2012	1.34%
Year Ended December 30, 2011	1.38%
Year Ended December 31, 2010	1.48%
Year Ended December 31, 2009	1.58%

43      OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2014	$1,925,003,806	$1,782,289,327
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958

See accompanying Notes to Financial Statements.

44      OPPENHEIMER CORE BOND FUND

Class Y	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$6.66	$6.99	$6.62	$6.45	$6.11	$6.12

Income (loss) from investment operations:
Net investment income[2]	0.12	0.28	0.29	0.31	0.33	0.43
Net realized and unrealized gain (loss)	0.24	(0.32)	0.37	0.19	0.35	(0.02)

Total from investment operations	0.36	(0.04)	0.66	0.50	0.68	0.41

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.29)	(0.29)	(0.33)	(0.34)	(0.17)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.25)

Total dividends and/or distributions to shareholders	(0.12)	(0.29)	(0.29)	(0.33)	(0.34)	(0.42)

Net asset value, end of period	$6.90	$6.66	$6.99	$6.62	$6.45	$6.11

Total Return, at Net Asset Value[3]	5.44%	(0.59)%	10.18%	7.87%	11.38%	7.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,830	$10,093	$607,729	$605,025	$535,439	$537,655

Average net assets (in thousands)	$11,606	$218,707	$619,804	$577,367	$540,778	$598,909

Ratios to average net assets:[4]
Net investment income	3.51%	4.04%	4.20%	4.76%	5.22%	7.51%
Total expenses[5]	0.72%	0.59%	0.51%	0.52%	0.57%	0.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.64%	0.58%	0.48%	0.49%	0.50%	0.51%

Portfolio turnover rate[6]	80%	113%	141%	94%	98%	115%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	0.73%
Year Ended December 31, 2013	0.60%
Year Ended December 31, 2012	0.53%
Year Ended December 30, 2011	0.54%
Year Ended December 31, 2010	0.58%
Year Ended December 31, 2009	0.64%

45      OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2014	$1,925,003,806	$1,782,289,327
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958

See accompanying Notes to Financial Statements.

46      OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Core Bond Fund (the “Fund”) is a separate fund of Oppenheimer Integrity Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. As of June 30, 2014, approximately 48.8% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

    The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. As of July 1, 2014, Class N shares will be renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The

47      OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$380,540,834
Sold securities	22,258,348

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

    Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 30, 2014 is as follows:

48      OPPENHEIMER CORE BOND FUND

1. Significant Accounting Policies (Continued)

Cost	$1,703,335
Market Value	$112,917
Market value as % of Net Assets	0.01%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    During the fiscal year ended December 31, 2013, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $1,001,962. Details of the fiscal year ended December 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$8,503,236
2017	466,197,242
No expiration	1,568,344

Total	$476,268,822

49      OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

As of June 30, 2014, it is estimated that the capital loss carryforwards would be $462,434,513 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2014, it is estimated that the Fund will utilize $13,834,309 of capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,475,888,149
Federal tax cost of other investments	(237,167,713)

Total federal tax cost	$1,238,720,436

Gross unrealized appreciation	$44,474,609
Gross unrealized depreciation	(6,803,211)

Net unrealized appreciation	$37,671,398

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

50      OPPENHEIMER CORE BOND FUND

1. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

51      OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

52      OPPENHEIMER CORE BOND FUND

2. Securities Valuation (Continued)

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

53      OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$210,247,438	$—	$210,247,438
Mortgage-Backed Obligations	—	624,528,304	112,917	624,641,221
U.S. Government Obligations	—	91,965,478	—	91,965,478
Corporate Bonds and Notes	—	518,111,157	—	518,111,157
Over-the-Counter Credit Default
Swaptions Purchased	—	258,772	—	258,772
Investment Company	67,275,571	—	—	67,275,571

Total Investments, at Value	67,275,571	1,445,111,149	112,917	1,512,499,637

54      OPPENHEIMER CORE BOND FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Other Financial Instruments:
Futures contracts	$1,060,367	$—	$—	$1,060,367

Total Assets	$68,335,938	$1,445,111,149	$112,917	$1,513,560,004

Foreign currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$49,159	$(49,159)

*	Transferred from Level 3 to Level 2 due to the availability of market data for this security.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	13,518,743	$92,910,516	13,436,287	$92,069,807
Dividends and/or distributions reinvested	826,986	5,675,114	2,185,133	14,951,968
Redeemed	(6,560,851)	(44,883,260)	(26,360,537)	(179,705,101)

Net increase (decrease)	7,784,878	$53,702,370	(10,739,117)	$(72,683,326)

Class B
Sold	416,552	$2,866,942	471,316	$3,232,956
Dividends and/or distributions reinvested	29,504	202,301	102,641	702,897
Redeemed	(554,554)	(3,790,674)	(2,158,725)	(14,768,917)

Net decrease	(108,498)	$(721,431)	(1,584,768)	$(10,833,064)

55      OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class C
Sold	1,660,013	$11,381,739	3,109,691	$21,374,256
Dividends and/or distributions reinvested	165,192	1,134,464	488,136	3,344,161
Redeemed	(2,069,186)	(14,155,711)	(7,547,968)	(51,700,362)

Net decrease	(243,981)	$(1,639,508)	(3,950,141)	$(26,981,945)

Class I
Sold	10,207,028	$69,789,966	79,151,049	$550,780,996
Dividends and/or distributions reinvested	1,445,076	9,896,104	2,080,531	14,045,370
Redeemed	(4,710,142)	(32,253,378)	(5,967,255)	(40,262,183)

Net increase	6,941,962	$47,432,692	75,264,325	$524,564,183

Class N
Sold	581,600	$3,983,901	1,231,913	$8,481,349
Dividends and/or distributions reinvested	62,751	430,526	172,693	1,181,008
Redeemed	(581,929)	(3,978,267)	(2,208,332)	(15,101,048)

Net increase (decrease)	62,422	$436,160	(803,726)	$(5,438,691)

Class Y
Sold	1,240,033	$8,446,369	4,373,543	$30,491,912
Dividends and/or distributions reinvested	25,228	172,173	1,097,257	7,652,180
Redeemed	(629,569)	(4,268,496)	(90,849,109)	(633,503,457)

Net increase (decrease)	635,692	$4,350,046	(85,378,309)	$(595,359,365)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$614,080,809	$484,719,931
U.S. government and government agency obligations	355,823,823	300,177,328
To Be Announced (TBA) mortgage-related securities	1,925,003,806	1,782,289,327

56      OPPENHEIMER CORE BOND FUND

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1 billion	0.50%
Next $4 billion	0.35
Over $5 billion	0.33

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

57      OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2014 were as follows:

Class B	$1,154,115
Class C	4,480,784
Class N	1,934,600

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
June 30, 2014	$90,357	$410	$15,040	$3,993	$95

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” as a percentage of average annual net assets, will not exceed the following annual rates: 0.90% for Class A shares, 1.65% for Class B and Class C shares, 1.15% for Class N shares and 0.65% for Class Y shares. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $124,714, $6,134, $32,242, $10,501 and $3,601 for Class A, Class B, Class C, Class N and Class Y, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $54,435 for IMMF management fees.

58      OPPENHEIMER CORE BOND FUND

5. Fees and Other Transactions with Affiliates (Continued)

The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with litigation matters. During the six months ended June 30, 2014, the Manager reimbursed the Fund $4,664 for legal costs and fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their

57      OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended June 30, 2014, the Fund had an ending monthly average market value of $82,664,804 and $223,810,999 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the six months ended June 30, 2014, the Fund had an ending monthly average market value of $68,082 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of June 30, 2014, the Fund has required certain counterparties to post collateral of $291,635.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of June 30, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Interest rate contracts	Variation margin receivable	$264,653*	Variation margin payable	$51,104*
Credit contracts	Investments, at value	258,772**

Total		$523,425		$51,104

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and/or purchased swaption contracts.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts

Equity contracts	$4,475,274

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Futures contracts	Total

Credit contracts	$(315,483)	$—	$(315,483)
Interest rate contracts	—	998,059	998,059

Total	$(315,483)	$998,059	$682,576

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of June 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these

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8. Pending Litigation (Continued)

actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS     Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER CORE BOND FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Krishna Memani, Vice President
Peter A. Strzalkowski, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Integrity Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/8/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/8/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/8/2014